Exhibit 99.1 Repligen Acquistion of BioFlex Solutions* December 16, 2021 *Acquisition of BioFlex Solutions, LLC includes the company’s manufacturing arm, Newton T&M

Safe Harbor This presentation contains forward-looking statements within the meaning of the federal securities laws. Investors are cautioned that statements in this presentation which are not strictly historical statements including, without limitation, express or implied statements or guidance regarding the expected results of the proposed acquisition of BioFlex Solutions, LLC (BioFlex Solutions) on Repligen’s future financial performance, including the accretive nature and the timing of the accretive nature of the acquisition, expected synergies following the acquisition of BioFlex Solutions, customer adoption of BioFlex Solutions’ products, the expected expansion of Repligen’s product lines, and other statements identified by words like “believe,” “expect,” “anticipate,” “may,” “will,” “should,” “targeted,” “seek,” or “could” and similar expressions, constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, including, without limitation, risks associated with: the risk that the proposed acquisition may not be completed in a timely manner, or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the acquisition; our ability to integrate BioFlex Solutions’ business and personnel and to achieve expected synergies; our ability to maintain or expand BioFlex Solutions’ historical sales; our ability to accurately forecast the acquisition, related restructuring costs and allocation of the purchase price, goodwill and other intangibles acquisition related and other asset adjustments; and other risks detailed in Repligen’s most recent Annual Report on Form 10-K and the most recently filed Quarterly Report on Form-10-Q on file with the Securities and Exchange Commission and the other reports that Repligen periodically files with the Securities and Exchange Commission. Actual results may differ materially from those Repligen contemplated by these forward-looking statements. Therefore, you should not rely on any of these forward- looking statements. These forward-looking statements reflect management’s current views and are based only on information currently available to us. Repligen does not undertake to update, whether written or oral, any of these forward-looking statements to reflect a change in its views or events or circumstances, whether as a result of new information or otherwise, that occur after the date hereof except as required by law. The industry and market data contained in this presentation are based on management’s own estimates, independent publications, government publications, reports by market research firms or other published independent sources, and, in each case, are believed by management to be reasonable estimates. Although we believe these sources are reliable, we have not independently verified the information. 2 2 2

BioFlex Solutions Strengthens Repligen's Single-Use Fluid Management Product Portfolio, Platform and Capabilities

BIOFLEX SOLUTIONS

REPLIGEN

Complements and Expands Our Fluid Management Offerings

Builds on 2020 acquisitions - ARTeSYN, EMT, NMS components

Strengthens fluid management platform upstream/downstream

Adds superior engineering and design capabilities

Secures and Simplifies Our Supply Chain

Significant opportunities for insourcing of multiple Repligen components

Potential to drive shorter lead-times for Repligen single-use fluid management products

Accelerates Market Adoption through Repligen's Commercial channel

Immediate opportunity to go direct

Expands portfolio for dedicated commercial team

Meets Our Strict M&A criteria

Near 100% bioprocessing

Strong revenue growth

Immediately accretive to adjusted EPS

Complements Repligen single-use fluid management offering. Further integrates components and assemblies and supports our systems strategy.

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BioFlex Solutions Meets Repligen's Acquisition Criteria

Acquisition Closed December 16, 2021

BIOFLEX SOLUTIONS

- ✓ Differentiated fluid management solutions
  - Key components used in single-use flow path assemblies
- ✓ Supports integration of Repligen supply chain for systems, filtration and chromatography products
- ✓ Complements and expands current offerings from ARTeSYN, NMS and EMT
- ✓ Underinvested in commercial; immediate opportunity to go direct through Repligen bioprocessing sales team
- ✓ Strong revenue growth and margin profile
  - Revenue doubled in 2021
  - Expected gross margin in range of 50%-55% with path to expansion
  - Accretive adjusted operating margin
- ✓ Immediately accretive to adjusted EPS (2022)

All cash, accretive acquisition, undisclosed purchase price

REPLIGEN

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BioFlex Solutions Company Profile

Headquarters: Newton, NJ
Founded: 2003
Founder: Jason Nisler & Ralph Meola
Employees: ~35
Manufacturing facilities: Newton, NJ
Sales offices: US
Distributors: NA, EU

Financial Highlights

Revenue
~$11M
2021e

2022 Revenue Growth est.
+20%



BioFlex clamps and endcaps

Products and Capabilities

- Single-use clamps, adapters, end caps and hose assemblies
- High precision injection molding
- Engineering & design of components and tooling
- Rapid prototyping (machining and 3D printing)

Revenue Breakdown (2021e)

Distributors
OEM Customers
End Users


4%
39%
57%

REPLIGEN

BIOFLEX SOLUTIONS

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BioFlex Solutions Adds Critical Components to Repligen Hollow Fiber Flat Sheet Molded clamps and connectors BioFlex Solutions Advances Over-molded Repligen as a tubing Engineered Single-Use Molding Technologies Fluid Molded Management bottles and Solutions assemblies Non-Metallic Leader Solutions 6

Tuck-in Acquisition

Expected to add ~2 points of Revenue Growth in 2022

- Expands our single-use fluid management capabilities and product portfolio; further secures our fluid management supply chain.
- Underinvested in commercial with opportunity to expand customer base be leveraging Repligen's sales channel and extensive market reach.
- Expected to add ~$13M of incremental revenue in 2022.
- Expected gross margins 50%-55%; clear to expansion following investment. Adjusted operating margins above Repligen corporate average.
- Expected to be accretive to adjusted EPS for 2022 and thereafter.

REPLIGEN

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Questions?

Contact Investor Relations
investors@repligen.com
781-250-0111



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REPLIGEN